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                                                              EXHIBIT 10.24

                     AMENDMENT NO. 1 AND CONSENT TO GUARANTY

     AMENDMENT NO. 1 AND CONSENT TO UNCONDITIONAL GUARANTY dated as of October 22, 1999 between IRON MOUNTAIN INCORPORATED, a Delaware corporation (Guarantor) and IRON MOUNTAIN STATUTORY TRUST - 1999, a Connecticut statutory trust (Owner), and consented to by each of the Lenders and Agent Bank listed on the signature pages hereto.

     Guarantor and Owner are parties to a certain Unconditional Guaranty dated as of July 1, 1999 (the Guaranty) pursuant to which the Guarantor guarantees to Owner and the Indemnified Parties the Guaranteed Obligations, including, without limitation, certain obligations of Iron Mountain Records Management, Inc. (Lessee/Agent) under (i) a Lease Agreement from Owner to Lessee/Agent dated as of July 1, 1999 (the Lease), and (ii) an Agency Agreement between Lessee/Agent and Owner dated as of July 1, 1999 (the Agency Agreement). Each of the Lease and the Agency Agreement have been assigned to the Agent Bank pursuant to an Assignment of Lease and Agency Agreement from Owner to Agent Bank and consented to by Lessee/Agent dated as of July 1, 1999. Guarantor has requested that Owner amend the Guaranty with respect to the sale of Arcus Staffing Resources, Inc. (a wholly owned subsidiary of Guarantor) and Guarantor has requested that the Lenders and Agent Bank consent to such sale and appropriate changes to the Guaranty. Accordingly, the parties hereto agree as follows:

     Section 1. DEFINITIONS. Except as otherwise defined in this Agreement, terms defined in the Guaranty are used herein as defined therein.

     Section 2. AMENDMENTS. Subject to the terms and conditions contained herein, Section 10(d)(y) of the Guaranty is amended by adding the following sentence thereto:

     "Notwithstanding anything in this Section 10(d)(y) to the contrary, Guarantor hereby permits its wholly owned subsidiary, Arcus Staffing Resources, Inc., ("Arcus") to sell and transfer all of Arcus' assets as an entirety to an unaffiliated purchaser which sale and transfer shall be satisfactory to the Lenders."

     Section 3. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective as of the date hereof when, and only when, the Owner, the Lenders and the Agent Bank shall have received a counterpart of this Agreement duly executed by the parties hereto.

     Section 4. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants to Owner, Agent Bank, the Lenders and their respective counsel that:

             A. the representations and warranties made by Guarantor in the Guaranty and in each other Operative Document to which it is a party are correct on and as of the date hereof, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

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             B.  no event has occurred and is continuing under any Operative
     Document that constitutes a Default or an Event of Default.

     Section 5. MISCELLANEOUS. Except as herein provided, the Guaranty and each of the other Operative Documents shall remain unchanged and in full force and effect. Upon the effectiveness of this Agreement, on and after the date hereof, each reference in any Operative Document to the Guaranty shall mean and be a reference to the Guaranty as amended hereby. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be governed by, and construed in accordance with, the law of the Commonwealth of Massachusetts.

                                       -2-
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     IN WITNESS WHEREOF, the parties hereunto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           GUARANTOR:
                                           IRON MOUNTAIN INCORPORATED

                                           By: J.P. Lawrence
                                              ------------------------------
                                              Name: J.P. Lawrence
                                              Title: V.P., Treasurer

                                           OWNER:

                                           IRON MOUNTAIN STATUTORY TRUST - 1999

                                           By:  First Union National Bank, not
                                                in its individual capacity
                                                except as expressly set forth
                                                herein, but solely as
                                                trustee under the Trust
                                                Agreement dated as of July 1,
                                                1999, as amended

                                                By: /s/ W. Jeffrey Kramer
                                                   -----------------------------
                                                   Name: W. Jeffrey Kramer
                                                   Title: Vice President

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AGREED AND CONSENTED TO:
AGENT BANK:

WACHOVIA CAPITAL INVESTMENTS, INC.,
as Agent Bank

By:  /s/ Kevin T. McConnell
     --------------------------------
     Name:  Kevin T. McConnell
     Title: Senior Vice President

LENDERS:
THE BANK OF NEW YORK                          NATIONAL CITY BANK

By:  /s/ William G.C. Dakin                   By:  /s/ Lisa B. Lisi
     --------------------------------              -----------------------------
     Name:  William G.C. Dakin                     Name:  Lisa B. Lisi
     Title: Vice President                         Title: Vice President

PNC COMMERCIAL CORP.                          USTRUST

By:  /s/ John McEnery                         By:  /s/ D.G. Eastman
     --------------------------------              -----------------------------
     Name:  John McEnery                           Name:  Eastman, D.G.
     Title: Vice President                         Title: Vice President

WACHOVIA CAPITAL INVESTMENTS, INC.

By:  /s/ Kevin T. McConnell
     --------------------------------
     Name:  Kevin T. McConnell
     Title: Senior Vice President

DIAMOND LEASE (U.S.A.), INC.

By:  /s/ Takeaki Takeuchi
     ---------------------------------
     Name:  Takeaki Takeuchi
     Title: President